                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   ----------


                                    FORM 8-K

                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 16, 2001



                        Arcadia Receivables Finance Corp.
                 Associates Automobile Receivables Trust 1998-B
                          (Exact name of registrant as
                            specified in its charter)



         Delaware          333-82281            41-1743653
      (State or other     (Commission         (IRS Employer
      jurisdiction of     File Number)       Identification No.)
      incorporation)


290 E. Carpenter Freeway, Irving, Texas                  75062-2729
(Address of principal executive offices)                 (Zip Code)



Registrant's telephone number, including area code (972) 652-4000

Item 5. Other Events.

     The Servicer's Certificate for the month of March 2001 was distributed to Noteholders on April 16, 2001.




Item 7(c). Exhibits


          Exhibit No.                   Description

              20.1                Servicer's Certificate for the month of
                                  March 2001.


                                   SIGNATURES




     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                               ARCADIA RECEIVABLES FINANCE CORP.


                                               /s/ Michael J. Forde
                                               ---------------------------------
                                               Title: Assistant Secretary



Date: April 17, 2001